Exhibit 10.3

LOCK-UP AGREEMENT

June 24, 2026

Passage Bio, Inc.

P.O. Box 7

Hopewell, NJ 08525

Remix Therapeutics, Inc.

100 Forge Road, Suite 400

Watertown, MA 02472

Ladies and Gentlemen:

The undersigned signatory of this lock-up agreement (this “Lock-Up Agreement”) understands that Passage Bio, Inc., a Delaware corporation (including any successor thereto, “Passage”), has entered into an Agreement and Plan of Merger, dated as of June 24, 2026 (as the same may be amended from time to time, the “Merger Agreement”) with Peregrine Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Passage, and Remix Therapeutics, Inc., a Delaware corporation (including any successor thereto, “Remix”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

As a condition and inducement to each of the parties to enter into the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby irrevocably agrees that, subject to the exceptions set forth herein, without the prior written consent of Passage and, solely prior to the Closing, Remix, the undersigned will not, during the period commencing upon the Closing and ending on the date that is 180 days after the Closing Date (the “Restricted Period”):

(i)	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Passage Common Stock held by the Undersigned immediately after the Closing issued pursuant to the Merger Agreement in respect of any shares of Remix Common Stock, Remix Preferred Stock, Remix Convertible Notes, Remix Options or Remix Warrants that were held by the Undersigned immediately prior to the Closing (collectively, the “Undersigned’s Shares”), or publicly disclose the intention to make any such offer, sale, pledge, grant, transfer or disposition (for the avoidance of doubt, in no event will the Concurrent Financing Released Shares or Passage Released Shares constitute “Undersigned’s Shares” for purposes of this Lock-Up Agreement);

(ii)	enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares regardless of whether any such transaction described in clause (i) above or this clause (ii) is to be settled by delivery of the Undersigned’s Shares or other securities, in cash or otherwise; or

(iii)	make any demand for, or exercise any right with respect to, the registration of any of the Undersigned’s Shares (other than such rights set forth in the Merger Agreement or the obligations of Remix or the combined company under the Registration Rights Agreement (as defined in the Subscription Agreement, dated as of the date hereof, by and among Remix and each of the purchasers listed on the Schedule of Purchasers attached thereto)).

The restrictions and obligations contemplated by this Lock-Up Agreement shall not apply to:

(a)	transfers of the Undersigned’s Shares:

(i)	if the undersigned is a natural person, (A) to any person related to the undersigned by blood or adoption who is an immediate family member of the undersigned, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the direct or indirect benefit of the undersigned or any of the undersigned’s Family Members, (B) to the undersigned’s estate, following the death of the undersigned, by will, intestacy or other operation of Law, (C) as a bona fide gift or a charitable contribution, as such term is described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, (D) by operation of Law pursuant to a qualified domestic relations order or in connection with a divorce settlement, or (E) to any partnership, corporation or limited liability company which is controlled by the undersigned and/or by any such Family Member(s);

(ii)	if the undersigned is a corporation, partnership, limited liability company or other entity, (A) to another corporation, partnership, limited liability company, or other entity that is an affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, including investment funds or other entities under common control or management or advisement with the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), (B) as a distribution or dividend to equity holders, including, without limitation, current or former general or limited partners, members or managers (or to the estates of any of the foregoing), as applicable, of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders), (C) as a bona fide gift or a charitable contribution, as such term is described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, (D) transfers or dispositions not involving a change in beneficial ownership or (E) with prior written consent of Passage; or

(iii)	if the undersigned is a trust, to any grantors or beneficiaries of the trust;

provided that, in the case of any transfer or distribution pursuant to this clause (a), such transfer is not for value and each donee, heir, beneficiary or other transferee or distributee shall, prior to or concurrently with such transfer or distribution, sign and deliver to Passage a lock-up agreement in the form of this Lock-Up Agreement with respect to the Undersigned’s Shares that have been so transferred or distributed;

(b)	the exercise of an option to purchase Passage Common Stock (including a net or cashless exercise of an option to purchase Passage Common Stock), and any related transfer of shares of Passage Common Stock to Passage or the sale of Passage Common Stock in the open market, in each case, for the purpose of paying the exercise price of such options or for paying taxes (including estimated taxes) during the Restricted Period due as a result of the exercise of such options; provided that, for the avoidance of doubt, the underlying shares of Passage Common Stock held by the undersigned following such exercise or open market sales shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(c)	the disposition (including a forfeiture or repurchase) to Passage of any shares of restricted stock granted pursuant to the terms of any employee benefit plan or restricted stock purchase agreement;

(d)	the vesting of any restricted stock unit or settlement of any other equity award that represents the right to receive shares of Passage Common Stock, and transfers to Passage, or sales of Passage Common Stock in the open market, in connection with the vesting of any restricted stock unit or settlement of any other equity award that represents the right to receive shares of Passage Common Stock settled in Passage Common Stock, in each case, to pay any tax withholding obligations due during the Restricted Period; provided that, for the avoidance of doubt, the underlying shares of Passage Common Stock held by the undersigned following such vesting or settlement and any such open market sales shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(e)	the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act (a “10b5-1 Plan”) for the transfer of Passage Common Stock; provided that (i) such plan does not provide for any transfers of Passage Common Stock during the Restricted Period and (ii) no sales, transfers or other dispositions of shares of Passage Common Stock shall be made pursuant to a 10b5-1 Plan existing as of the date of the Merger Agreement (which, for clarity, shall not be amended during the Restricted Period, but may be terminated during the Restricted Period); and provided further that no public announcement or filing under the Exchange Act or otherwise shall be required or voluntarily made by any party in connection with the establishment of such plan during the Restricted Period;

(f)	transfers, sales, dispositions, or the entering into of transactions (including, without limitation, any swap, hedge, short sale or similar agreement) or public announcements by the undersigned of or relating to shares of capital stock or other securities of Passage purchased or acquired by the undersigned on the open market, in other transactions following the Closing or in a public offering by Passage or that do not involve or relate to the Undersigned’s Shares (the “Passage Released Shares”); provided that this clause (f) shall not apply to any shares of Passage Common Stock issued pursuant to the Merger Agreement in respect of shares, or any securities convertible into or exercisable or exchangeable for shares, of Remix;

(g)	transfers of the Undersigned’s Shares pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of Passage’s capital stock involving a change of control of Passage that has been approved by Passage’s Board of Directors, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Undersigned’s Shares shall remain subject to the restrictions contained in this Lock-Up Agreement. For purposes of this clause (g), a “change of control” means the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of Passage’s voting securities if, after such transfer, Passage’s stockholders as of immediately prior to such transfer do not hold a majority of the outstanding voting securities of Passage (or the surviving entity);

(h)	transfers of the Undersigned’s Shares pursuant to an order of a court or regulatory agency; or

(i)	transfers, sales, dispositions, or the entering into of transactions (including, without limitation, any swap, hedge, short sale or similar agreement) or public announcements by the undersigned relating to shares of Passage Common Stock issued pursuant to the Merger Agreement in respect of shares of Remix or Passage, as the case may be, if any, purchased pursuant to the Concurrent Financing (as defined in the Merger Agreement) or issued in exchange for, or on conversion or exercise of, any securities issued as part of the Concurrent Financing (the “Concurrent Financing Released Shares”). For the avoidance of doubt and without limiting any of the foregoing exceptions, the number of Concurrent Financing Released Shares to be issued to the undersigned at the Closing is set forth, solely for informational purposes, opposite his, her or its name on Schedule I to this Lock-Up Agreement under the heading “Concurrent Financing Released Shares”;

provided, further, that, with respect to each of (a), (b), (c), and (d) above, no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under Section 16 of the Exchange Act or other public announcement shall be made voluntarily in connection with such transfer or disposition during the Restricted Period; provided that (i) any filing under Section 16 of the Exchange Act made during the Restricted Period shall clearly indicate in the footnotes thereto that such filing relates to the circumstances described in (a), (b), (c), or (d), as applicable, and that the shares of Passage Common Stock subject thereto remain subject to this Lock-Up Agreement and (ii) the foregoing shall not prevent the undersigned from filing a Form 13F, Schedule 13G or Schedule 13D, or any amendment thereto, or from disclosing its holdings in Passage to the extent required by applicable Law.

Any attempted transfer in violation of this Lock-Up Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Lock-Up Agreement, and will not be recorded on the share register of Passage.  In furtherance of the foregoing, the undersigned agrees that Passage and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.  Passage may cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents, ledgers or instruments evidencing the undersigned’s ownership of Passage Common Stock:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH A LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF REMIX THERAPEUTICS, INC.

Remix hereby represents and warrants that all Remix Lock-Up Agreements (as defined in the Merger Agreement) being executed by holders of Remix Capital Stock are in the same form as this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.  All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The parties hereto understand and agree that if the Merger Agreement is terminated for any reason, the undersigned shall be immediately and automatically released from all obligations under this Lock-Up Agreement.  The undersigned understands that Passage and Remix are proceeding with the Contemplated Transactions in reliance upon this Lock-Up Agreement.

Any and all remedies herein expressly conferred upon Passage or Remix will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity, and the exercise by Passage or Remix of any one remedy will not preclude the exercise of any other remedy.  The undersigned agrees that irreparable damage, for which monetary damages, even if available, would not be an adequate remedy, would occur to Passage and/or Remix in the event that any provision of this Lock-Up Agreement were not performed in accordance with its specific terms or were otherwise breached.  It is accordingly agreed that Passage and Remix shall be entitled to seek an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Lock-Up Agreement and to seek to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Passage or Remix is entitled at law or in equity, and the undersigned waives any bond, surety or other security that might be required of Passage or Remix with respect thereto. The undersigned further agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that Passage or Remix has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

In the event that any holder of Passage’s securities that are subject to a substantially similar lock-up agreement entered into by such holder, other than the undersigned, is permitted by Passage (and/or Remix), including, but not limited to, through any written consent granted under subparagraph (a)(ii)(E) above, to sell or otherwise transfer or dispose of shares of Passage Common Stock for value other than as permitted by this or a substantially similar lock-up agreement entered into by such holder or is granted an early release or waiver from the lock-up restrictions contained in such other lock-up agreement, the same percentage of shares of the Undersigned’s Shares shall be automatically, immediately and fully released and waived at the same time and on the same terms from any remaining restrictions set forth herein (the “Pro-Rata Release”); provided, however, that such Pro-Rata Release shall not be applied unless and until permission or early release has been granted by Passage, and solely prior to the Closing, Remix, to an equity holder or equity holders to sell or otherwise transfer or dispose of all or a portion of such equity holder’s shares of Passage Common Stock that, when combined with all other permissions and early releases, represent an aggregate amount in excess of 1% of the number of shares of Passage Common Stock originally subject to substantially similar agreements; provided, further, that Passage will promptly (and in any event within two business days prior to the effective date of any such Pro-Rata Release) notify the undersigned in writing of the terms and effective date of such Pro-Rata Release (including, without limitation, the percentage of the Undersigned’s Shares to be released in connection with such Pro-Rata Release); provided, however, that if the undersigned is an executive officer or director of Passage and such permission or early release was granted solely for the purpose of meeting the initial listing standards of Nasdaq or another applicable national securities exchange, then such permission or early release shall not trigger, and the undersigned shall not be entitled to, the Pro-Rata Release.

Upon the release of any of the Undersigned’s Shares from this Lock-Up Agreement, Passage will promptly cooperate with the undersigned to facilitate the timely preparation and delivery of certificates representing the Undersigned’s Shares without the restrictive legend above or the withdrawal of any stop transfer instructions.

The undersigned understands that this Lock-Up Agreement is irrevocable and is binding upon the undersigned’s heirs, successors and assigns.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to the conflict of Laws principles thereof.

IN ANY ACTION OR PROCEEDING BETWEEN THE UNDERSIGNED, ON THE ONE HAND, AND PASSAGE, REMIX OR ANY OF THEIR SUBSIDIARIES, ON THE OTHER HAND, ARISING OUT OF OR RELATING TO THIS LOCK-UP AGREEMENT, EACH OF THE UNDERSIGNED, PASSAGE AND REMIX: (A) IRREVOCABLY AND UNCONDITIONALLY CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR, TO THE EXTENT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, (B) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY IN ACCORDANCE WITH THIS PARAGRAPH AND THE PRECEDING PARAGRAPH, (C) WAIVES ANY OBJECTION TO LAYING VENUE IN ANY SUCH ACTION OR PROCEEDING IN SUCH COURTS, (D) WAIVES ANY OBJECTION THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR DO NOT HAVE JURISDICTION OVER ANY PARTY, (E) AGREES THAT IF NOTICE IS GIVEN IN WRITING, WITH RESPECT TO THE UNDERSIGNED, to the address of the undersigned set forth on THE SIGNATURE PAGES HERETO, and with respect to passage or remix, to the address set forth above, SERVICE OF PROCESS UPON SUCH PARTY IN ANY SUCH ACTION OR PROCEEDING SHALL BE EFFECTIVE (I) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (II) one Business Day after being sent via a reputable nationwide overnight courier service guaranteeing next Business Day delivery, or (III) when receipt is acknowledged, in the case of email, AND (F) IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY.

This Lock-Up Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.  The exchange of a fully executed Lock-Up Agreement (in counterparts or otherwise) by Passage, Remix and the undersigned by electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or electronic transmission in .pdf format shall be sufficient to bind such parties to the terms and conditions of this Lock-Up Agreement.

(Signature Page Follows)

Accepted and Agreed By Passage Bio, Inc.:

By:
Name:
Title:

Accepted and Agreed by Remix Therapeutics, Inc.:

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

Very truly yours,

Print Name of Stockholder (Individual):	[ • ]

Address:

[Signature Page to Lock-Up Agreement]

Very truly yours,

Print Name of Stockholder (Entity):	[ • ]

Address:	By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

SCHEDULE I

Concurrent Financing Released Shares

Stockholder	Concurrent Financing Released Shares

[Schedule I]